BlackRock FundsSM

BlackRock Liquid Environmentally Aware Fund

(the “Fund”)

Supplement dated January 14, 2022 to the Investor A and Institutional Shares Prospectus of the Fund,

dated October 29, 2021, as supplemented to date

The Fund’s internet-based trade order system has recently been updated allowing the deadlines for the Fund for the receipt of purchase and redemption orders via the Fund’s internet-based trade order system to be placed up to 5 minutes prior to the trade deadlines currently listed in the Prospectus.

Generally, shareholders attempting to submit trades through the internet-based trade order system after the applicable internet-based trading deadline will be blocked and will have to submit their orders during the next window when internet-based trading resumes or place their orders via telephone or other electronic means. The trade deadlines for orders placed via other methods will not be affected.

Accordingly, effective February 28, 2022:

The first paragraph of the section of the Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares—How to Buy Shares—Initial Purchase—Have your Financial Intermediary submit your purchase order” is hereby deleted in its entirety and replaced with the following:

Purchase orders received by the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), before 3:00 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, and if you send your payment by Federal funds or other immediately available funds no later than the close of the federal funds wire (normally 6:45 p.m. (Eastern time)) you will receive that day’s dividends. Certain Financial Intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after 2:55 p.m. (Eastern time) will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason.

The last paragraph of the section of the Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares—How to Buy Shares—Add to Your Investment—Or contact BlackRock (for accounts held directly with BlackRock)” is hereby deleted in its entirety and replaced with the following:

Certain clients’ purchase orders of Institutional Shares placed prior to the close of business will be priced at the NAV determined that day. Purchase orders placed after 2:55 p.m. (Eastern time) will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason. Contact your Financial Intermediary or BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information, call BlackRock at (800) 441-7762. Please also read the Fund’s internet-based Access Request Form and the Terms and Conditions before attempting to transact online.

The language in the section of the Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares—How to Sell Shares—Full or Partial Redemption of Shares—Have your Financial Intermediary submit your sales order” is hereby deleted in its entirety and replaced with the following:

You can make redemption requests through your Financial Intermediary. Shareholders should indicate whether they are redeeming Investor A or Institutional Shares. The price of your shares is based on the next calculation of the Fund’s NAV after your order is placed. For your redemption request to be priced at the NAV on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business

(generally, 3:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the NAV at the close of business on the next business day. Financial Intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming. The Fund may reject an order to sell shares under certain circumstances. Redemption orders placed after 2:55 p.m. (Eastern time) will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. Shareholders placing orders through a Financial Intermediary are responsible for making certain that their Financial Intermediary communicates the order to the Fund’s office no later than the stated deadline. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

The fourth paragraph of the section of the Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares—How to Sell Shares—Full or Partial Redemption of Shares—Selling shares held directly with BlackRock” is hereby deleted in its entirety and replaced with the following:

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/cash. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Redemption orders placed after 2:55 p.m. (Eastern time) will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Fund reserves the right to limit the amount of such orders that will be paid on the same day. Proceeds for Investor A Shares redeemed by Internet may be paid for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Shareholders should retain this Supplement for future reference.

PRO-LEAF-0122SUP

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